UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2007

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to an Equally Weighted Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P 500® Index due September 30, 2010

8.2
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to an Equally Weighted Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P 500® Index due September 30, 2010

8.3	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due September 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.4
Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P 500® Index due September 28, 2012

8.5
Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P 500® Index due March 28, 2013

8.6	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due December 28, 2007 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.7	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due December 28, 2007 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.8	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due March 28, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.9	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due March 28, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.10	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due September 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.11
Tax Opinion of Davis Polk & Wardwell relating to 10.75% Reverse Exchangeable Notes due September 29, 2008 Linked to American Depositary Shares, Representing Ten Ordinary Participation Certificates, Which in Turn Represents Series A Shares and Series B Shares of CEMEX, S.A.B. de C.V. (CEMEX Corporation)

8.12	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the FTSE/Xinhua China 25 Index due October 31, 2008
8.13
Tax Opinion of Davis Polk & Wardwell relating to 6.25% (equivalent to 12.50% per annum) Reverse Exchangeable Notes due March 28, 2008 Linked to the Least Performing Common Stock of Microsoft Corporation, Pfizer Inc. and General Electric Company

8.14	Tax Opinion of Davis Polk & Wardwell relating to 8.75% (equivalent to 17.50% per annum) Reverse Exchangeable Notes due March 28, 2008 Linked to the Common Stock of JetBlue Airways Corporation
8.15	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due March 28, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.16	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the iShares® MSCI Brazil Index Fund due October 31, 2008
8.17	Tax Opinion of Davis Polk & Wardwell relating to 6.00% (equivalent to 24.00% per annum) Reverse Exchangeable Notes due December 28, 2007 Linked to the Common Shares of Garmin Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Irma R. Caracciolo

	Name:	Irma R. Caracciolo
	Title:	Assistant Corporate Secretary

Dated: September 27, 2007

EXHIBIT INDEX

Exhibit Number	Description
8.1
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to an Equally Weighted Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P 500® Index due September 30, 2010

8.2
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to an Equally Weighted Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P 500® Index due September 30, 2010

8.3	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due September 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.4
Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P 500® Index due September 28, 2012

8.5
Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P 500® Index due March 28, 2013

8.6	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due December 28, 2007 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.7	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due December 28, 2007 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.8	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due March 28, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.9	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due March 28, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.10	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due September 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.11
Tax Opinion of Davis Polk & Wardwell relating to 10.75% Reverse Exchangeable Notes due September 29, 2008 Linked to American Depositary Shares, Representing Ten Ordinary Participation Certificates, Which in Turn Represents Series A Shares and Series B Shares of CEMEX, S.A.B. de C.V. (CEMEX Corporation)

8.12	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the FTSE/Xinhua China 25 Index due October 31, 2008
8.13
Tax Opinion of Davis Polk & Wardwell relating to 6.25% (equivalent to 12.50% per annum) Reverse Exchangeable Notes due March 28, 2008 Linked to the Least Performing Common Stock of Microsoft Corporation, Pfizer Inc. and General Electric Company

8.14	Tax Opinion of Davis Polk & Wardwell relating to 8.75% (equivalent to 17.50% per annum) Reverse Exchangeable Notes due March 28, 2008 Linked to the Common Stock of JetBlue Airways Corporation
8.15	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due March 28, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.16	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the iShares® MSCI Brazil Index Fund due October 31, 2008
8.17	Tax Opinion of Davis Polk & Wardwell relating to 6.00% (equivalent to 24.00% per annum) Reverse Exchangeable Notes due December 28, 2007 Linked to the Common Shares of Garmin Ltd.